UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2026

Callan JMB Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42506	99-0931141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

244 Flightline Drive Spring Branch, Texas	78070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (830) 438-0395

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CJMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 26, 2026, Callan JMB Inc. (the “Company”) entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with Alexander Capital, L.P. (“Alexander Capital”), as sales agent, pursuant to which the Company may offer and sell, from time to time, through Alexander Capital shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $5,000,000.

Sales of the Common Stock, if any, pursuant to the Sales Agreement will be made in sales deemed to be “at the market offerings” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the Nasdaq Capital Market, on any other existing trading market for the Common Stock or to or through a market maker other than on an exchange. Alexander Capital is not required to sell any specific number or dollar amount of shares of Common Stock, but will act as a sales agent using commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreed terms between Alexander Capital and the Company. With the Company’s prior written approval, Alexander Capital may also sell shares of Common Stock in privately negotiated transactions.

The Company will pay Alexander Capital a commission equal to 3.0% of the gross proceeds from each sale of shares of Common Stock sold through Alexander Capital under the Sales Agreement. The Company has also agreed to reimburse Alexander Capital for certain specified expenses, including the fees and disbursements of its counsel in an amount not to exceed $50,000 in connection with the establishment of the at-the-market offering, and thereafter, an amount not to exceed $3,000 on a quarterly basis.

The Company intends to use the net proceeds from sales of Common Stock under the Sales Agreement for working capital and general corporate purposes.

The Sales Agreement contains customary representations, warranties and covenants by the Company, indemnification obligations of the Company and Alexander Capital, and other obligations of the parties. The offering of Common Stock pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of all of the shares of Common Stock subject to the Sales Agreement or (ii) the termination of the Sales Agreement as permitted therein. Either party may terminate the Sales Agreement upon prior written notice to the other party as specified in the Sales Agreement.

The shares of Common Stock to be offered and sold under the Sales Agreement, if any, will be issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-296253), filed with the Securities and Exchange Commission (the “SEC”) on May 26, 2026, including a prospectus supplement dated May 26, 2026 relating to the offering of up to $5,000,000 of shares of Common Stock pursuant to the Sales Agreement.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or the future financial performance of the Company and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements.

In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “projects,” “potential,” “continues,” or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding the Company’s intent to submit a plan to regain compliance with the Stockholders’ Equity Requirement within 45 calendar days and the Company’s ability to regain compliance with the Stockholders’ Equity Requirement by the deadline imposed by Nasdaq.

These forward-looking statements reflect the Company’s current expectations and projections based on information available as of the date of this Current Report on Form 8-K and are subject to a number of risks and uncertainties, including, but not limited to, general economic, financial, and business conditions; the Company’s ability to successfully implement its strategic initiatives; supply chain disruptions; regulatory compliance and legal proceedings; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

The Company cautions investors that forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	At-The-Market Issuance Sales Agreement, dated May 26, 2026, between Callan JMB Inc. and Alexander Capital, L.P. (incorporated by reference to Exhibit 1.2 to the Company’s Registration Statement on Form S-3 filed with the SEC on May 26, 2026)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2026	Callan JMB Inc.

	By:	/s/ Wayne Williams
	Name:	Wayne Williams
	Title:	Chief Executive Officer